UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2016

COLUMBIA SHORT TERM BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■	Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

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Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

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Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	Twitter.com/CTinvest_US

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Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best Regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Short Term Bond Fund (the Fund) Class A shares returned 0.41% excluding sales charges for the 12-month period that ended March 31, 2016.

■	The Fund underperformed its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 1.04% for the same time period.

■	Fees, which the Fund incurs but the index does not, generally accounted for the Fund’s slight shortfall relative to its benchmark.

Average Annual Total Returns (%) (for period ended March 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	10/02/92
Excluding sales charges		0.41	1.00	2.62
Including sales charges		-0.59	0.80	2.52
Class B	06/07/93
Excluding sales charges		0.10	0.53	2.00
Including sales charges		-2.89	0.53	2.00
Class C	10/02/92
Excluding sales charges		-0.19	0.59	2.25
Including sales charges		-1.19	0.59	2.25
Class I*	09/27/10	0.81	1.36	2.94
Class K*	03/07/11	0.51	1.09	2.70
Class R*	09/27/10	0.16	0.74	2.34
Class R4*	11/08/12	0.66	1.28	2.89
Class R5*	11/08/12	0.76	1.32	2.91
Class W*	09/27/10	0.41	1.00	2.60
Class Y*	07/15/09	0.81	1.38	2.95
Class Z	09/30/92	0.66	1.26	2.88
Barclays 1-3 Year Government/Credit Index		1.04	1.14	2.80

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2006 — March 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended March 31, 2016, the Fund’s Class A shares returned 0.41% excluding sales charges. The Fund modestly lagged its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 1.04%. Fees, which the Fund incurs but the index does not, generally accounted for the Fund’s slight shortfall relative to its benchmark.

Mounting Global Pressures Weighed on Financial Markets

Around the world, investors turned cautious over the 12-month period that ended March 31, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015, although they reversed course early in 2016. A widening trade deficit also negatively impacted growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened somewhat. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Against this backdrop, short-term non-Treasury fixed-income securities enjoyed positive results for the period. Short-term Treasury yields rose during the reporting period as investors positioned for the Federal Reserve (the Fed) to raise short-term borrowing rates. In December, the Fed made its first move, raising the federal funds rate by 25 basis points (a basis point is one hundredth of one percent). This hike created little stir, as the market anticipated a gradual pace with respect to future increases. Rates longer than two years were relatively flat to down, leading to a flattening of the yield curve. In this environment, the Fund maintained a portfolio duration (a measure of interest rate sensitivity) that was slightly shorter than that of the benchmark throughout the reporting period.

Contributors and Detractors

The Fund’s shorter duration versus the benchmark benefited performance for the period. Fund positioning was also favorable, with holdings barbelled at the short and long end of the short-term bond universe. Two-year Treasury notes rose 17 basis points to 0.72%, while five-year Treasury notes fell 16 basis points to 1.21%.

The Fund was overweight in structured securities during the reporting period, which was positive for results. Exposure to asset-backed securities (ABS) enhanced performance, as AAA rated ABS outperformed similar duration Treasuries by 40 basis points. The Fund’s exposure and overweight in the telecommunication services, media, real estate investment trust (REIT) and consumer non-cyclical segments enhanced performance, as these sectors outperformed the rest of the corporate market.

By contrast, the Fund’s exposure to the energy, basic industry, insurance and electric utility segments detracted from performance, as these sectors had negative excess returns during the reporting period.

Portfolio Management

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl, CFA

Portfolio Breakdown (%) (at March 31, 2016)
Asset-Backed Securities — Non-Agency	17.2
Commercial Mortgage-Backed Securities — Agency	10.3
Commercial Mortgage-Backed Securities — Non-Agency	9.3
Corporate Bonds & Notes	34.3
Foreign Government Obligations	1.1
Inflation-Indexed Bonds	3.0
Money Market Funds	4.1
Municipal Bonds	0.5
Residential Mortgage-Backed Securities — Agency	3.2
Residential Mortgage-Backed Securities — Non-Agency	2.6
U.S. Government & Agency Obligations	5.9
U.S. Treasury Obligations	8.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at March 31, 2016)
AAA rating	57.4
AA rating	7.2
A rating	15.7
BBB rating	19.4
BB rating	0.0	(a)
B rating	0.3
D rating	0.0	(a)
Not rated	0.0	(a)
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a)	Rounds to zero.

Annual Report 2016	5

COLUMBIA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Portfolio Activity

We increased the Fund’s allocation to corporate bonds and reduced its allocation to U.S. Treasuries during the period. The reasons for this were twofold. First, as spreads widened prior to the end of the reporting period, valuations looked more appealing in the corporate market. Second, with the record new issuance we have seen in the last few years in the corporate market, the benchmark weight in credit has increased.

At Period’s End

Following December’s federal funds target rate increase, markets appeared prepared for the Fed to pursue a path of several additional, modest rate hikes throughout 2016. However, these expectations were pulled back at the outset of 2016 due to increased volatility in energy, slowing global growth, and cautious sentiment.

After coming under pressure early in the quarter, credit sensitive assets recovered, supported by the revised outlook with respect to Fed action and efforts by central banks overseas to stimulate growth. A rebound in oil prices off their January lows also helped boost investor sentiment.

As of period-end, we continued to target a shorter duration than that of the benchmark, which we believe has the potential to aid performance if rates rise further. Interest rate policy remains data dependent, and, as always, we continue to watch commodity prices, inflation expectations, employment and global economic concerns.

6	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2015 – March 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.10	1,021.00	4.01	4.04	0.80
Class B	1,000.00	1,000.00	1,001.60	1,019.50	5.50	5.55	1.10
Class C	1,000.00	1,000.00	1,001.00	1,018.00	7.00	7.06	1.40
Class I	1,000.00	1,000.00	1,005.20	1,023.05	1.96	1.97	0.39
Class K	1,000.00	1,000.00	1,004.70	1,021.55	3.46	3.49	0.69
Class R	1,000.00	1,000.00	1,001.90	1,019.75	5.25	5.30	1.05
Class R4	1,000.00	1,000.00	1,005.40	1,022.25	2.76	2.78	0.55
Class R5	1,000.00	1,000.00	1,005.90	1,022.80	2.21	2.23	0.44
Class W	1,000.00	1,000.00	1,003.10	1,021.00	4.01	4.04	0.80
Class Y	1,000.00	1,000.00	1,005.20	1,023.05	1.96	1.97	0.39
Class Z	1,000.00	1,000.00	1,004.40	1,022.25	2.76	2.78	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016	7

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

March 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 34.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
L-3 Communications Corp.
05/28/17	1.500%	7,000,000	6,976,011

Lockheed Martin Corp.
11/23/18	1.850%	6,325,000	6,397,225

Total			13,373,236

AUTOMOTIVE 0.4%
Ford Motor Credit Co. LLC
01/16/18	2.375%	7,500,000	7,513,387

BANKING 10.8%
BB&T Corp.(a)
12/01/16	1.065%	6,425,000	6,425,488

Bank of America Corp.(a)
01/15/19	1.662%	19,000,000	18,906,349

Bank of Montreal(a)
07/14/17	0.874%	6,000,000	5,984,046

Bank of New York Mellon Corp. (The)(a)
05/22/18	0.998%	7,055,000	7,022,448

Barclays Bank PLC(a)
02/17/17	1.198%	6,400,000	6,394,560

Bear Stearns Companies LLC (The)
02/01/18	7.250%	13,000,000	14,277,874

Canadian Imperial Bank of Commerce(a)
07/18/16	1.140%	4,725,000	4,731,076

Capital One NA(a)
02/05/18	1.301%	7,500,000	7,465,118

Citigroup, Inc.
12/07/18	2.050%	13,000,000	13,054,483

Discover Bank
06/04/20	3.100%	6,500,000	6,535,146

Fifth Third Bank
02/28/18	1.450%	6,000,000	5,984,160

Goldman Sachs Group, Inc. (The)(a)
11/15/18	1.718%	14,000,000	13,998,600

HSBC USA, Inc.
08/07/18	2.000%	7,050,000	7,072,024

Huntington National Bank (The)
06/30/18	2.000%	6,000,000	6,007,770

ING Bank NV(a)(b)
03/22/19	1.754%	6,500,000	6,499,922

KeyBank NA
06/01/18	1.700%	5,425,000	5,424,099

Lloyds Bank PLC
03/28/17	4.200%	6,850,000	7,039,334

Manufacturers & Traders Trust Co.
01/30/19	2.300%	5,000,000	5,068,690

Morgan Stanley
04/01/18	6.625%	9,000,000	9,832,815

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Bank NA
01/28/19	2.200%	7,000,000	7,105,840

Regions Financial Corp.
05/15/18	2.000%	7,000,000	6,955,550

Royal Bank of Canada(a)
09/09/16	1.096%	6,000,000	6,007,572

Toronto-Dominion Bank (The)
01/22/19	1.950%	6,700,000	6,759,228

U.S. Bancorp(a)
11/15/18	1.108%	7,500,000	7,441,088

Wells Fargo & Co.(a)
04/23/18	1.249%	9,000,000	8,998,623

Westpac Banking Corp.(a)
12/01/17	1.005%	7,000,000	6,975,850

Total			207,967,753

CABLE AND SATELLITE 0.4%
NBCUniversal Enterprise, Inc.(a)(b)
04/15/18	1.307%	7,000,000	6,989,787

CHEMICALS 0.5%
Eastman Chemical Co.
06/01/17	2.400%	3,550,000	3,579,461

LyondellBasell Industries NV
04/15/19	5.000%	6,000,000	6,410,112

Total			9,989,573

CONSTRUCTION MACHINERY 0.6%
Caterpillar Financial Services Corp.
11/13/18	1.800%	5,500,000	5,574,745

John Deere Capital Corp.(a)
01/16/18	0.910%	5,394,000	5,387,894

Total			10,962,639

ELECTRIC 2.1%
Dominion Resources, Inc.
06/15/18	1.900%	5,740,000	5,751,532

Duke Energy Corp.
08/15/17	1.625%	5,790,000	5,799,380

Exelon Corp.
06/15/20	2.850%	5,000,000	5,102,470

NextEra Energy Capital Holdings, Inc.(c)
04/01/19	2.300%	2,460,000	2,474,241

Ohio Power Co.
06/01/16	6.000%	1,000,000	1,007,387

PacifiCorp
07/15/18	5.650%	2,543,000	2,784,544

Southern Power Co.
12/01/17	1.850%	6,500,000	6,547,671

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransAlta Corp.
06/03/17	1.900%	6,000,000	5,794,884

WEC Energy Group, Inc.
06/15/18	1.650%	5,000,000	5,001,540

Total			40,263,649

FINANCE COMPANIES 0.7%
GE Capital International Funding Corp.(b)
04/15/16	0.964%	13,402,000	13,403,080

FOOD AND BEVERAGE 1.9%
Anheuser-Busch InBev Finance, Inc.(a)
01/27/17	0.811%	6,000,000	5,991,372

ConAgra Foods, Inc.
03/15/18	2.100%	2,943,000	2,949,119

Diageo Capital PLC
05/11/17	1.500%	5,000,000	5,025,655

General Mills, Inc.
02/15/19	5.650%	5,000,000	5,557,765

Kraft Heinz Foods Co.(b)
07/02/18	2.000%	6,000,000	6,055,518

PepsiCo, Inc.(a)
07/17/17	0.870%	7,000,000	7,006,307

SABMiller Holdings, Inc.(b)
01/15/17	2.450%	4,832,000	4,876,309

Total			37,462,045

HEALTH CARE 1.3%
Becton Dickinson and Co.
05/15/17	1.450%	5,000,000	5,008,005

Cardinal Health, Inc.
06/15/18	1.950%	2,620,000	2,632,240

Express Scripts Holding Co.
06/15/19	2.250%	6,375,000	6,421,372

McKesson Corp.
03/10/17	1.292%	5,000,000	5,009,090

Medtronic, Inc.
03/15/20	2.500%	5,000,000	5,174,060

Total			24,244,767

HEALTHCARE INSURANCE 0.3%
UnitedHealth Group, Inc.
12/15/17	1.400%	5,510,000	5,533,737

INDEPENDENT ENERGY 0.8%
Canadian Natural Resources Ltd.
05/15/17	5.700%	5,668,000	5,842,710

Devon Energy Corp.
12/15/18	2.250%	5,000,000	4,666,445

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(b)
03/01/19	8.750%	4,326,000	4,965,314

Total			15,474,469

INTEGRATED ENERGY 0.5%
BP Capital Markets PLC(a)
11/07/16	1.040%	7,500,000	7,491,877

Petro-Canada
05/15/18	6.050%	2,300,000	2,432,549

Total			9,924,426

LIFE INSURANCE 0.9%
American International Group, Inc.
01/16/18	5.850%	5,955,000	6,383,957

MetLife Global Funding I(b)
01/10/18	1.500%	7,000,000	7,009,751

Prudential Financial, Inc.
08/15/18	2.300%	4,371,000	4,435,752

Total			17,829,460

MEDIA AND ENTERTAINMENT 1.0%
21st Century Fox America, Inc.
10/17/16	8.000%	3,670,000	3,801,239

British Sky Broadcasting Group PLC(b)
02/15/18	6.100%	4,635,000	4,974,899

Scripps Networks Interactive, Inc.
11/15/19	2.750%	5,945,000	5,972,704

Thomson Reuters Corp.
05/23/16	0.875%	5,000,000	4,997,215

Total			19,746,057

METALS 0.6%
Rio Tinto Finance USA PLC
08/21/17	1.625%	4,700,000	4,669,779

Vale Overseas Ltd.
01/11/22	4.375%	7,000,000	5,958,750

Total			10,628,529

MIDSTREAM 1.6%
Columbia Pipeline Group, Inc.(b)
06/01/20	3.300%	6,445,000	6,405,183

Kinder Morgan Energy Partners LP
03/01/21	3.500%	7,265,000	6,993,274

Plains All American Pipeline LP/Finance Corp.
08/15/16	5.875%	6,000,000	6,027,066

TransCanada PipeLines Ltd.(a)
06/30/16	1.309%	7,000,000	6,993,763

Williams Partners LP
03/15/22	3.600%	6,000,000	4,940,502

Total			31,359,788

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NATURAL GAS 0.6%
NiSource Finance Corp.
01/15/19	6.800%	5,144,000	5,750,982

Southern California Gas Co.
06/15/18	1.550%	6,500,000	6,503,887

Total			12,254,869

OIL FIELD SERVICES 0.3%
Noble Holding International Ltd.
08/01/20	4.900%	7,275,000	5,383,500

PHARMACEUTICALS 2.2%
AbbVie, Inc.
11/06/17	1.750%	6,200,000	6,228,694

Actavis Funding SCS
06/15/19	2.450%	7,449,000	7,529,695

Amgen, Inc.
05/22/19	2.200%	6,000,000	6,137,880

Gilead Sciences, Inc.
09/04/18	1.850%	5,000,000	5,088,160

Johnson & Johnson(a)
03/01/19	0.905%	8,500,000	8,520,034

Merck & Co, Inc.
05/18/18	1.300%	5,054,000	5,095,165

Roche Holdings, Inc.(b)
09/30/19	2.250%	3,205,000	3,302,724

Total			41,902,352

PROPERTY & CASUALTY 1.2%
Berkshire Hathaway Finance Corp.(a)
03/15/19	1.324%	7,350,000	7,398,635

Chubb INA Holdings, Inc.
02/15/17	5.700%	4,000,000	4,157,296

Hartford Financial Services Group, Inc. (The)
01/15/19	6.000%	4,500,000	4,956,363

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	6,000,000	6,532,686

Total			23,044,980

RAILROADS 0.2%
CSX Corp.
03/15/18	6.250%	4,000,000	4,355,240

REFINING 0.3%
Marathon Petroleum Corp.
12/14/18	2.700%	5,760,000	5,753,238

RETAIL REIT 0.7%
Kimco Realty Corp.
02/01/18	4.300%	5,500,000	5,708,736

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Simon Property Group LP
02/01/19	2.200%	7,000,000	7,105,560

Total			12,814,296

RETAILERS 0.6%
CVS Health Corp.
07/20/18	1.900%	6,350,000	6,442,666

Lowes Companies, Inc.(a)
09/14/18	1.232%	4,500,000	4,526,374

Total			10,969,040

TECHNOLOGY 1.3%
Apple, Inc.(a)
05/06/19	0.920%	6,069,000	6,037,065

Cisco Systems, Inc.(a)
06/15/18	0.944%	6,000,000	5,986,026

Hewlett Packard Enterprise Co.(b)
10/15/20	3.600%	6,000,000	6,239,046

Oracle Corp.(a)
01/15/19	1.202%	7,600,000	7,632,460

Total			25,894,597

TRANSPORTATION SERVICES 0.3%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	5,275,000	5,633,584

WIRELINES 2.0%
AT&T, Inc.
03/15/20	5.200%	5,275,000	5,857,102
06/30/20	2.450%	9,000,000	9,119,889

Deutsche Telekom International Finance BV
08/20/18	6.750%	5,000,000	5,600,220

Orange SA
09/14/16	2.750%	5,000,000	5,037,115

Telefonica Emisiones SAU
04/27/18	3.192%	4,000,000	4,103,760

Verizon Communications, Inc.
03/15/21	3.450%	8,000,000	8,491,168

Total			38,209,254

Total Corporate Bonds & Notes
(Cost: $670,991,087)			668,881,332

Residential Mortgage-Backed Securities — Agency 3.2%
Federal Home Loan Mortgage Corp.
03/01/17 - 10/01/21	6.000%	424,675	454,559
04/01/17	6.500%	358,363	363,854
09/01/17 - 09/01/22	5.500%	3,147,853	3,385,351
11/01/17 - 07/01/25	5.000%	3,522,293	3,768,032
03/01/19 - 10/01/24	4.500%	1,797,753	1,925,905
06/01/21 - 09/01/26	3.500%	862,722	912,481
05/01/24 - 07/01/26	4.000%	3,139,683	3,340,455

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)
03/01/34	2.820%	278,444	295,628
07/01/36	2.485%	8,862	9,365
08/01/36	2.474%	166,764	176,748
12/01/36	6.140%	114,982	121,445

Federal National Mortgage Association
06/01/17 - 08/01/17	6.000%	917,415	934,659
11/01/17 - 01/01/24	5.500%	5,670,614	6,137,745
07/01/22 - 08/01/24	5.000%	1,915,087	2,047,118
03/01/24 - 02/01/27	4.000%	6,420,062	6,853,741
12/01/25 - 09/01/26	3.500%	29,958	31,680

Federal National Mortgage Association(a)
07/01/33	1.913%	30,273	30,552
04/01/36	2.764%	72,491	76,642
09/01/37	2.533%	37,646	38,601
CMO Series 2003-W11 Class A1
06/25/33	3.626%	23,433	24,520

Federal National Mortgage Association(c)
01/01/30	3.000%	19,850,048	20,745,864

Federal National Mortgage Association(d) CMO PO Series G-15 Class A
06/25/21	0.000%	4,100	4,033

Federal National Mortgage Association(e)
10/01/24	5.500%	445,551	488,635
02/01/25	4.000%	422,953	449,894

Government National Mortgage Association
09/20/21	6.000%	65,952	69,638

Government National Mortgage Association(a)
07/20/18	3.000%	35,167	35,697
03/20/30	1.750%	28,340	29,216
CMO Series 2015-71 Class DA
09/16/49	2.175%	9,510,642	9,562,533

Total Residential Mortgage-Backed Securities — Agency
(Cost: $61,295,819)			62,314,591

Residential Mortgage-Backed Securities — Non-Agency 2.6%
Credit Suisse Mortgage Capital Certificates
CMO Series 2009-9R Class 12A1(a)(b)
08/26/35	2.743%	2,864,419	2,878,214

JPMorgan Resecuritization Trust(a)(b)
CMO Series 2009-12 Class 9A1
05/26/36	2.849%	3,094,967	3,092,970

JPMorgan Resecuritization Trust(b)
CMO Series 2010-4 Class 3A2
04/26/35	4.500%	1,912,175	1,944,952

Mill City Mortgage Trust
CMO Series 15-1 Class A1(b)
06/25/56	2.230%	8,567,107	8,549,331

Springleaf Mortgage Loan Trust(b)
CMO Series 2013-1A Class A
06/25/58	1.270%	3,466,878	3,451,102

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-2A Class A
12/25/65	1.780%	3,765,990	3,767,009
CMO Series 2013-3A Class A
09/25/57	1.870%	7,703,521	7,687,611

Towd Point Mortgage Trust(b)
CMO Series 15-6 Class A1
04/25/55	3.500%	9,958,250	10,152,672
CMO Series 2015-4 Class A1
04/25/55	3.500%	6,841,497	6,909,912

Wells Fargo Mortgage Loan Trust
CMO Series 2010-RR4 Class 1A1(a)(b)
12/27/46	2.836%	1,904,337	1,888,825

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $50,530,018)			50,322,598

Commercial Mortgage-Backed Securities — Agency 10.5%
Government National Mortgage Association Series 2011-149 Class A
10/16/46	3.000%	225,555	226,239
Series 2011-20 Class A
04/16/32	1.883%	2,215,591	2,218,180
Series 2011-31 Class A
12/16/35	2.210%	880,839	881,703
Series 2012-1 Class AB
09/16/33	1.999%	169,659	169,664
Series 2012-142 Class A
05/16/37	1.105%	6,986,709	6,885,642
Series 2012-22 Class AB
03/16/33	1.661%	614,341	614,510
Series 2012-4 Class A
05/16/40	2.120%	8,446,498	8,529,418
Series 2012-58 Class A
01/16/40	2.500%	11,878,529	12,062,409
Series 2012-9 Class A
05/16/39	3.220%	943,984	954,184
Series 2013-118 Class AC
06/16/36	1.700%	4,587,277	4,559,446
Series 2013-12 Class A
10/16/42	1.410%	12,005,518	11,823,229
Series 2013-126 Class AB
04/16/38	1.540%	6,765,694	6,693,886
Series 2013-17 Class AF
11/16/43	1.210%	8,099,955	7,962,160
Series 2013-17 Class AH
10/16/43	1.558%	10,099,608	9,991,916
Series 2013-194 Class AB
05/16/38	2.250%	8,833,805	8,915,164
Series 2013-2 Class AB
12/16/42	1.600%	11,423,167	11,341,757
Series 2013-30 Class A
05/16/42	1.500%	7,327,111	7,219,618
Series 2013-32 Class AB
01/16/42	1.900%	5,650,116	5,622,368
Series 2013-33 Class A
07/16/38	1.061%	21,072,341	20,527,736

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-35 Class A
02/16/40	1.618%	6,886,080	6,812,636
Series 2013-40 Class A
10/16/41	1.511%	10,917,810	10,798,712
Series 2013-45 Class A
10/16/40	1.450%	6,142,425	6,077,846
Series 2013-50 Class AH
06/16/39	2.100%	10,601,931	10,608,106
Series 2013-57 Class A
06/16/37	1.350%	9,846,688	9,766,182
Series 2013-61 Class A
01/16/43	1.450%	12,533,166	12,341,437
Series 2014-135 Class AD
08/16/45	2.400%	3,207,123	3,229,365
Series 2015-109 Class A
02/16/40	2.528%	2,456,835	2,495,576
Series 2015-78 Class A
06/16/40	2.918%	5,866,686	6,011,124
Series 2015-85 Class AF
05/16/44	2.400%	5,654,108	5,713,991

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $204,393,152)			201,054,204

Commercial Mortgage-Backed Securities — Non-Agency 9.5%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14 Class A1A
12/11/38	5.189%	1,090,434	1,106,217
Series 2006-PW14 Class A4
12/11/38	5.201%	3,753,847	3,797,030
Series 2006-T24 Class A4
10/12/41	5.537%	3,599,855	3,628,503
Series 2007-T26 Class A4
01/12/45	5.471%	4,572,721	4,669,845

Bear Stearns Commercial Mortgage Securities Trust(a) Series 2007-PW16 Class A4
06/11/40	5.721%	4,108,469	4,208,525

CD Mortgage Trust Series 2007-CD5 Class A4
11/15/44	5.886%	7,216,131	7,528,274

COBALT CMBS Commercial Mortgage Trust Series 2007-C2 Class A3(a)
04/15/47	5.484%	17,086,259	17,490,285

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4
12/11/49	5.322%	12,349,845	12,580,303

Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)
04/20/50	2.543%	5,332,997	5,313,803

Commercial Mortgage Trust Series 2006-C8 Class A1A
12/10/46	5.292%	3,339,897	3,386,943
Series 2006-C8 Class A4
12/10/46	5.306%	1,122,941	1,136,878

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Trust Series 2006-GG8 Class A4
11/10/39	5.560%	8,559,750	8,611,137

JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2006-LDP7 Class A1A
04/15/45	5.935%	7,481,602	7,486,074
Series 2007-LD11 Class ASB
06/15/49	5.743%	534,409	541,068

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	15,290,822	15,612,648

LB-UBS Commercial Mortgage Trust(a) Series 2006-C4 Class A4
06/15/38	5.856%	2,784,780	2,784,343

Morgan Stanley Capital I Trust Series 2007-HQ11 Class A4
02/12/44	5.447%	14,320,000	14,555,290
Series 2007-IQ13 Class A4
03/15/44	5.364%	8,366,019	8,553,287

Morgan Stanley Capital I Trust(a) Series 2007-T27 Class A4
06/11/42	5.645%	14,661,232	15,247,636

Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4A
08/12/45	5.794%	11,555,774	11,826,899
Series 2010-GG10 Class A4A
08/15/45	5.794%	13,997,451	14,313,369

Wachovia Bank Commercial Mortgage Trust
Series 2006-C26 Class A3
06/15/45	6.011%	3,620,573	3,621,658
Series 2006-C29 Class A1A
11/15/48	5.297%	9,326,227	9,470,397

Wells Fargo Commercial Mortgage Trust Series 2016-C33 Class A1
03/15/59	1.775%	4,524,000	4,526,575

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $188,575,288)			181,996,987

Asset-Backed Securities — Non-Agency 17.5%
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-3 Class A7(a)(f)
07/25/28	0.913%	14,774	12,964

Aames Mortgage Investment Trust Series 2005-3 Class A2(a)(b)
08/25/35	0.953%	1,452,020	1,450,624

Access Group, Inc. Series 2004A Class A2(a)
04/25/29	0.879%	5,723,748	5,658,456

AmeriCredit Automobile Receivables Trust Subordinated, Series 2013-4 Class B
09/10/18	1.660%	2,660,000	2,663,476

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AmeriCredit Automobile Receivables Series 2015-4 Class A2A
04/08/19	1.260%	5,500,000	5,496,449

American Credit Acceptance Receivables Trust(b)
Series 2014-3 Class A
08/10/18	0.990%	92,737	92,722
Series 2015-2 Class A
06/12/19	1.570%	1,908,637	1,901,607
Series 2015-3 Class A
09/12/19	1.950%	2,905,162	2,896,899
Series 2016-1A Class A
05/12/20	2.370%	4,412,734	4,411,379

Ascentium Equipment Receivables LLC Series 2015-2A Class A2(b)
12/11/17	1.570%	8,125,000	8,137,556

BMW Floorplan Master Owner Trust Series 2015-1A Class A(a)(b)
07/15/20	0.936%	5,205,000	5,195,215

CCG Receivables Trust(b) Series 2013-1 Class A2
08/14/20	1.050%	408,125	408,054
Series 2014-1 Class A2
11/15/21	1.060%	1,968,034	1,966,500

CIT Equipment Collateral Series 2014-VT1 Class A2(b)
05/22/17	0.860%	4,962,062	4,962,825

CNH Wholesale Master Note Trust Series 2013-2A Class A(a)(b)
08/15/19	1.036%	14,150,000	14,153,104

California Republic Auto Receivables Trust Series 2014-3 Class A3
11/15/18	1.090%	4,126,170	4,126,099

California Republic Auto Receivables Trust(b) Subordinated, Series 2012-1 Class B
01/16/18	1.760%	2,082,529	2,083,969

Capital Auto Receivables Asset Trust Series 2014-3 Class A2
12/20/17	1.180%	8,080,000	8,074,833
Series 2015-1 Class A1A
07/20/17	0.950%	954,105	953,141

CarFinance Capital Auto Trust(b) Series 2014-1A Class A
12/17/18	1.460%	828,055	825,043
Series 2015-1A Class A
06/15/21	1.750%	4,224,108	4,204,994

Chesapeake Funding II LLC Series 2016-1A Class A1(b)
03/15/28	2.110%	6,093,000	6,092,113

Chesapeake Funding LLC(a)(b) Series 2011-2A Class A
04/07/24	1.691%	1,543,547	1,552,268
Series 2014-1A Class A
03/07/26	0.861%	8,232,242	8,228,526

Cityscape Home Equity Loan Trust Series 1997-C Class A3(f)(g)(h)
07/25/28	7.380%	607,537	1

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Conn’s Receivables Funding LLC Series 2016-A Class A(b)
04/16/18	4.680%	4,800,000	4,802,370

DT Auto Owner Trust(b) Series 2014-3A Class A
04/16/18	0.980%	1,322,629	1,322,054
Series 2015-2A Class A
09/17/18	1.240%	2,001,794	2,000,413
Series 2015-3A Class A
03/15/19	1.660%	4,630,371	4,634,212

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	3,303,303	3,274,418

Drive Auto Receivables Trust(b)
Series 2015-AA Class A3
07/16/18	1.430%	4,748,405	4,748,865
Series 2015-BA Class A3
06/15/18	1.300%	3,020,000	3,019,316
Series 2015-CA Class A3
10/15/18	1.380%	1,885,000	1,884,763
Series 2015-DA Class A2A
06/15/18	1.230%	1,819,063	1,818,361
Series 2016-AA Class A3
05/15/19	2.110%	6,940,000	6,972,537

EFS Volunteer LLC Series 2010-1 Class A1(a)(b)
10/26/26	1.469%	3,189,404	3,175,629

Enterprise Fleet Financing LLC(b)
Series 2015-1 Class A2
09/20/20	1.300%	4,617,453	4,589,634
Series 2015-2 Class A2
02/22/21	1.590%	2,875,000	2,863,935

Exeter Automobile Receivables Trust(b)
Series 2014-2A Class A
08/15/18	1.060%	1,068,040	1,066,383
Series 2014-3A Class A
01/15/19	1.320%	3,393,336	3,380,596
Series 2015-1A Class A
06/17/19	1.600%	3,395,232	3,379,008
Series 2015-2A Class A
11/15/19	1.540%	3,033,071	3,019,989
Series 2015-3A Class A
03/16/20	2.000%	7,574,833	7,545,529
Series 2016-1A Class A
07/15/20	2.350%	5,498,937	5,492,890

First Alliance Mortgage Loan Trust Series 1994-2 Class A2 (NPFGC)(f)
06/25/25	6.680%	8,645	8,636

First Investors Auto Owner Trust(b)
Series 2013-2A Class A2
03/15/19	1.230%	538,138	537,922
Series 2014-3A Class A2
11/15/18	1.060%	2,713,319	2,710,485
Series 2015-1A Class A3
11/16/20	1.710%	3,430,000	3,417,072
Series 2015-2A Class A1
12/16/19	1.590%	2,485,369	2,489,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Floorplan Master Owner Trust A Series 2014-4 Class A2(a)
08/15/19	0.786%	900,000	896,886

GE Dealer Floorplan Master Note Trust(a)
Series 2014-1 Class A
07/20/19	0.812%	6,170,000	6,142,280
Series 2014-2 Class A
10/20/19	0.882%	5,075,000	5,043,049
Series 2015-1 Class A
01/20/20	0.932%	3,440,000	3,406,944

GMF Floorplan Owner Revolving Trust Series 2015-1 Class A2(a)(b)
05/15/20	0.936%	4,940,000	4,935,609

GreatAmerica Leasing Receivables Funding LLC(b)
Series 2013-1 Class A4
05/15/18	1.160%	3,413,531	3,409,811
Series 2015-1 Class A2
06/20/17	1.120%	1,436,433	1,434,890

Hertz Fleet Lease Funding LP(a)(b)
Series 2013-3 Class A
12/10/27	0.992%	5,014,697	5,018,104
Series 2014-1 Class A
04/10/28	0.842%	7,357,760	7,360,936

Hilton Grand Vacations Trust(b)
Series 2013-A Class A
01/25/26	2.280%	6,639,583	6,688,542
Series 2014-AA Class A
11/25/26	1.770%	6,769,151	6,733,481

IMC Home Equity Loan Trust Series 1997-3 Class A7
08/20/28	7.080%	34	35

KeyCorp Student Loan Trust Series 1999-A Class A2(a)
12/27/29	0.960%	1,254,164	1,239,773

MMAF Equipment Finance LLC Series 2015-AA Class A2(b)
09/18/17	0.960%	2,066,372	2,063,735

MVW Owner Trust(b)
Series 2014-1A Class A
09/22/31	2.250%	2,409,473	2,417,889
Series 2015-1A Class A
12/20/32	2.520%	4,034,242	4,066,010

Macquarie Equipment Funding Trust Series 2014-A Class A2(b)
11/21/16	0.800%	956,969	956,842

Montana Higher Education Student Assistance Corp. Series 2006-1 Class A(a)
03/20/24	0.670%	1,866,895	1,854,402

Navient Private Education Loan Trust Series 2015-AA Class A1(a)(b)
12/15/21	0.936%	2,959,311	2,948,574

Navient Student Loan Trust Series 2014-AA Class A1(a)(b)
05/16/22	0.916%	1,767,762	1,765,811

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navitas Equipment Receivables LLC Series 2013-1 Class A(b)
11/15/16	1.950%	456,252	456,082

New York City Tax Lien Trust Series 2015-A Class A(b)
11/10/28	1.340%	1,183,519	1,176,188

PFS Tax Lien Trust Series 2014-1 Class NOTE(b)
04/15/16	1.440%	1,804,863	1,803,723

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	1.125%	587,498	586,371

Prestige Auto Receivables Trust(b)
Series 2014-1A Class A2
03/15/18	0.970%	594,027	593,645
Series 2015-1 Class A2
02/15/19	1.090%	2,366,155	2,363,501
Series 2016-1A Class A3
06/15/20	1.990%	4,250,000	4,268,059

Residential Funding Mortgage Securities II Series 2003-HS3 Class A2B (NPFGC)(a)(f)
08/25/33	0.723%	2,695	2,516

SLM Private Credit Student Loan Trust(a)
Series 2003-A Class A2
09/15/20	1.074%	1,951,956	1,943,202
Series 2004-B Class A2
06/15/21	0.834%	3,366,466	3,340,749

SLM Private Education Loan Trust(a)(b)
Series 2011-A Class A1
10/15/24	1.436%	156,796	156,842
Series 2012-A Class A1
08/15/25	1.836%	952,116	951,614
Series 2013-A Class A1
08/15/22	1.036%	2,313,771	2,307,773
Series 2013-B Class A1
07/15/22	1.086%	8,020,125	8,001,709
Series 2013-C Class A1
02/15/22	1.286%	1,005,241	1,005,241
Series 2014-A Class A1
07/15/22	1.036%	2,219,392	2,211,617

SLM Student Loan Trust(a)
Series 2012-6 Class A2
09/25/19	0.713%	3,819,870	3,805,872

SLM Student Loan Trust(a)(b)
Series 2003-12 Class A5
09/15/22	0.914%	337,933	335,232

SMART ABS Series Trust Series 2015-3US Class A2B(a)
04/16/18	1.188%	10,000,000	9,989,971

SMART ABS Trust
Series 2015-1US Class A2A
08/14/17	0.990%	2,778,184	2,775,868

SMART ABS Trust(a)
Series 2014-1US Class A3B
02/14/18	0.838%	4,378,608	4,370,313

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMB Private Education Loan Trust Series 2015-B Class A1(a)(b)
02/15/23	1.136%	2,166,915	2,155,706

SVO VOI Mortgage LLC Series 2012-AA Class A(b)
09/20/29	2.000%	1,407,635	1,408,975

Sierra Timeshare Receivables Funding Co. LLC(b)
Series 2011-2A Class A
05/20/28	3.260%	754,579	754,585
Series 2011-3A Class A
07/20/28	3.370%	1,146,729	1,156,657
Series 2012-1A Class A
11/20/28	2.840%	1,997,190	2,009,332
Series 2012-3A Class A
08/20/29	1.870%	771,976	771,724
Series 2013-1A Class A
11/20/29	1.590%	1,244,910	1,238,622

South Texas Higher Education Authority, Inc. Series 2012-1 Class A1(a)
10/01/20	1.125%	1,412,524	1,411,436

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	4,043,628	3,979,233

TCF Auto Receivables Owner Trust(b)
Series 2015-1A Class A2
08/15/18	1.020%	2,715,079	2,713,636
Series 2015-2A Class A2
01/15/19	1.640%	7,750,000	7,746,423

Volvo Financial Equipment LLC Series 2016-1A Class A2(b)
10/15/18	1.440%	2,750,000	2,760,229

Westlake Automobile Receivables Trust(b)
Series 2014-2A Class A2
10/16/17	0.970%	952,102	951,399
Series 2015-1A Class A2
03/15/18	1.170%	6,386,836	6,377,648
Series 2016-1A Class A2A
01/15/19	1.820%	3,175,000	3,175,866

Wheels SPV 2 LLC Series 2015-1A Class A2(b)
04/22/24	1.270%	2,700,000	2,688,435

Total Asset-Backed Securities — Non-Agency
(Cost: $336,297,496)			335,832,968

Inflation-Indexed Bonds 3.0%
UNITED STATES 3.0%
U.S. Treasury Inflation-Indexed Bond
04/15/19	0.125%	56,600,258	57,821,466

Total Inflation-Indexed Bonds
(Cost: $56,641,655)			57,821,466

U.S. Treasury Obligations 8.7%
U.S. Treasury
04/30/19	1.250%	165,000,000	166,772,430

Total U.S. Treasury Obligations
(Cost: $165,356,126)			166,772,430

U.S. Government & Agency Obligations 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(a)
03/22/18	0.458%	19,850,000	19,795,631

Federal Home Loan Banks
05/24/17	0.875%	19,000,000	19,043,263

Federal National Mortgage Association
09/18/18	1.875%	74,100,000	75,904,928

Morocco Government AID Bond(a)(f)(h)
05/01/23	0.344%	637,500	613,084

Total U.S. Government & Agency Obligations
(Cost: $114,940,935)			115,356,906

Foreign Government Obligations(i) 1.1%
CANADA 0.8%
Province of Ontario
02/14/18	1.200%	8,000,000	7,988,408

Province of Quebec
05/14/18	4.625%	7,000,000	7,503,853

Total			15,492,261

MEXICO 0.3%
Petroleos Mexicanos
03/01/18	5.750%	6,000,000	6,315,000

Total Foreign Government Obligations
(Cost: $21,829,173)			21,807,261

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.5%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/17	5.365%	8,550,000	8,813,853

Total Municipal Bonds
(Cost: $8,779,330)			8,813,853

Money Market Funds 4.2%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(j)(k)		80,067,675	80,067,675

Total Money Market Funds
(Cost: $80,067,675)			80,067,675

Total Investments
(Cost: $1,959,697,754)			1,951,042,271

Other Assets & Liabilities, Net			(31,014,719)

Net Assets			1,920,027,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

At March 31, 2016, securities totaling $633,035 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at March 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE (CBT)	750	USD	164,062,500	06/2016	—	(1,350)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	(235)	USD	(28,473,555)	06/2016	—	(55,087)

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $426,693,718 or 22.22% of net assets.

(c)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)	Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(f)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at March 31, 2016 was $637,201, which represents 0.03% of net assets. Information concerning such security holdings at March 31, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-3 Class A7 07/25/28 0.913%	12/19/2003	14,671

Cityscape Home Equity Loan Trust Series 1997-C Class A3 07/25/28 7.380%	11/25/2003 - 06/29/2009	572,589

First Alliance Mortgage Loan Trust Series 1994-2 Class A2 (NPFGC) 06/25/25 6.680%	06/24/2004	8,652

Morocco Government AID Bond 05/01/23 0.344%	12/16/2002 - 06/19/2009	625,444

Residential Funding Mortgage Securities II Series 2003-HS3 Class A2B (NPFGC) 08/25/33 0.723%	09/15/2003	2,695

(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2016, the value of these securities amounted to $1, which represents less than 0.01% of net assets.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2016, the value of these securities amounted to $613,085, which represents 0.03% of net assets.

(i)	Principal and interest may not be guaranteed by the government.

(j)	The rate shown is the seven-day current annualized yield at March 31, 2016.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,368,385	885,908,893	(818,209,603)	80,067,675	69,496	80,067,675

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Abbreviation Legend

AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation

Currency Legend
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	668,881,332	—	668,881,332

Residential Mortgage-Backed Securities — Agency	—	62,314,591	—	62,314,591

Residential Mortgage-Backed Securities — Non-Agency	—	50,322,598	—	50,322,598

Commercial Mortgage-Backed Securities — Agency	—	201,054,204	—	201,054,204

Commercial Mortgage-Backed Securities — Non-Agency	—	181,996,987	—	181,996,987

Asset-Backed Securities — Non-Agency	—	335,832,967	1	335,832,968

Inflation-Indexed Bonds	—	57,821,466	—	57,821,466

U.S. Treasury Obligations	166,772,430	—	—	166,772,430

U.S. Government & Agency Obligations	—	114,743,822	613,084	115,356,906

Foreign Government Obligations	—	21,807,261	—	21,807,261

Municipal Bonds	—	8,813,853	—	8,813,853

Investments measured at NAV per share practical expedient

Money Market Funds	—	—	—	80,067,675

Total Investments	166,772,430	1,703,589,081	613,085	1,951,042,271

Derivatives

Liabilities

Futures Contracts	(56,437)	—	—	(56,437)

Total	166,715,993	1,703,589,081	613,085	1,950,985,834

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and U.S. Government and Agency Obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,879,630,079)	$1,870,974,596

Affiliated issuers (identified cost $80,067,675)	80,067,675

Total investments (identified cost $1,959,697,754)	1,951,042,271

Receivable for:

Investments sold on a delayed delivery basis	5,380

Capital shares sold	1,909,251

Dividends	18,275

Interest	6,704,121

Foreign tax reclaims	11,143

Variation margin	58,593

Expense reimbursement due from Investment Manager	3,702

Prepaid expenses	3,156

Total assets	1,959,755,892

Liabilities

Due to custodian	249

Payable for:

Investments purchased	13,539,828

Investments purchased on a delayed delivery basis	21,043,404

Capital shares purchased	3,563,749

Dividend distributions to shareholders	927,790

Variation margin	51,406

Investment management fees	22,111

Distribution and/or service fees	4,340

Transfer agent fees	243,919

Plan administration fees	1,541

Compensation of board members	226,035

Other expenses	103,968

Total liabilities	39,728,340

Net assets applicable to outstanding capital stock	$1,920,027,552

Represented by

Paid-in capital	$1,947,892,373

Undistributed net investment income	468,981

Accumulated net realized loss	(19,621,882)

Unrealized appreciation (depreciation) on:

Investments	(8,655,483)

Futures contracts	(56,437)

Total — representing net assets applicable to outstanding capital stock	$1,920,027,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2016

Class A

Net assets	$371,441,545

Shares outstanding	37,260,553

Net asset value per share	$9.97

Maximum offering price per share(a)	$10.07

Class B

Net assets	$1,377,037

Shares outstanding	138,230

Net asset value per share	$9.96

Class C

Net assets	$72,601,833

Shares outstanding	7,296,778

Net asset value per share	$9.95

Class I

Net assets	$335,299,374

Shares outstanding	33,693,619

Net asset value per share	$9.95

Class K

Net assets	$3,577,099

Shares outstanding	359,547

Net asset value per share	$9.95

Class R

Net assets	$3,380,189

Shares outstanding	338,992

Net asset value per share	$9.97

Class R4

Net assets	$10,493,607

Shares outstanding	1,053,967

Net asset value per share	$9.96

Class R5

Net assets	$14,241,707

Shares outstanding	1,431,601

Net asset value per share	$9.95

Class W

Net assets	$6,921,789

Shares outstanding	694,201

Net asset value per share	$9.97

Class Y

Net assets	$7,029,704

Shares outstanding	706,443

Net asset value per share	$9.95

Class Z

Net assets	$1,093,663,668

Shares outstanding	109,889,937

Net asset value per share	$9.95

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$69,496

Interest	27,928,514

Total income	27,998,010

Expenses:

Investment management fees	8,621,467

Distribution and/or service fees

Class A	980,668

Class B	22,401

Class C	712,455

Class R	16,101

Class W	16,967

Transfer agent fees

Class A	785,936

Class B	4,529

Class C	142,717

Class K	1,638

Class R	6,456

Class R4	18,150

Class R5	11,760

Class W	13,573

Class Z	2,364,817

Plan administration fees

Class K	8,206

Compensation of board members	16,355

Custodian fees	28,741

Printing and postage fees	116,736

Registration fees	140,616

Audit fees	32,410

Legal fees	21,621

Other	47,984

Total expenses	14,132,304

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,718,552)

Fees waived by Distributor — Class B	(10,068)

Fees waived by Distributor — Class C	(106,680)

Expense reductions	(1,687)

Total net expenses	12,295,317

Net investment income	15,702,693

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,114,073

Futures contracts	1,286,336

Net realized gain	3,400,409

Net change in unrealized appreciation (depreciation) on:

Investments	(7,651,545)

Futures contracts	(680,058)

Net change in unrealized depreciation	(8,331,603)

Net realized and unrealized loss	(4,931,194)

Net increase in net assets resulting from operations	$10,771,499

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations

Net investment income	$15,702,693	$23,771,389

Net realized gain	3,400,409	7,217,982

Net change in unrealized depreciation	(8,331,603)	(5,748,950)

Net increase in net assets resulting from operations	10,771,499	25,240,421

Distributions to shareholders

Net investment income

Class A	(1,989,308)	(3,890,971)

Class B	(5,034)	(26,262)

Class C	(4,159)	(294,190)

Class I	(3,152,087)	(5,344,689)

Class K	(19,913)	(30,273)

Class R	(8,255)	(23,419)

Class R4	(68,742)	(91,493)

Class R5	(204,447)	(631,573)

Class W	(34,089)	(58,125)

Class Y	(116,517)	(177,553)

Class Z	(8,930,820)	(15,995,797)

Total distributions to shareholders	(14,533,371)	(26,564,345)

Decrease in net assets from capital stock activity	(406,034,988)	(316,973,074)

Total decrease in net assets	(409,796,860)	(318,296,998)

Net assets at beginning of year	2,329,824,412	2,648,121,410

Net assets at end of year	$1,920,027,552	$2,329,824,412

Undistributed (excess of distributions over) net investment income	$468,981	$(871,302)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	9,014,602	89,617,739	7,515,675	75,024,653

Distributions reinvested	175,086	1,741,775	341,548	3,409,466

Redemptions	(13,433,596)	(133,614,254)	(14,411,395)	(143,782,764)

Net decrease	(4,243,908)	(42,254,740)	(6,554,172)	(65,348,645)

Class B shares

Subscriptions	12,250	121,732	24,247	241,825

Distributions reinvested	322	3,204	1,994	19,896

Redemptions(a)	(218,423)	(2,171,657)	(295,548)	(2,948,376)

Net decrease	(205,851)	(2,046,721)	(269,307)	(2,686,655)

Class C shares

Subscriptions	2,017,442	20,005,061	1,120,026	11,168,112

Distributions reinvested	301	2,997	20,327	202,800

Redemptions	(2,271,771)	(22,550,348)	(2,415,723)	(24,085,734)

Net decrease	(254,028)	(2,542,290)	(1,275,370)	(12,714,822)

Class I shares

Subscriptions	18,142,257	180,010,653	19,931,634	198,625,835

Distributions reinvested	317,409	3,151,994	536,420	5,344,572

Redemptions	(29,158,010)	(289,314,886)	(23,043,859)	(229,702,844)

Net decrease	(10,698,344)	(106,152,239)	(2,575,805)	(25,732,437)

Class K shares

Subscriptions	90,572	897,553	100,956	1,006,037

Distributions reinvested	2,000	19,850	3,029	30,172

Redemptions	(40,553)	(402,049)	(119,583)	(1,192,355)

Net increase (decrease)	52,019	515,354	(15,598)	(156,146)

Class R shares

Subscriptions	156,146	1,550,330	108,679	1,086,316

Distributions reinvested	364	3,625	897	8,956

Redemptions	(155,430)	(1,545,903)	(155,932)	(1,555,672)

Net increase (decrease)	1,080	8,052	(46,356)	(460,400)

Class R4 shares

Subscriptions	509,604	5,057,882	392,075	3,908,655

Distributions reinvested	6,913	68,658	9,169	91,388

Redemptions	(360,044)	(3,572,507)	(211,404)	(2,105,737)

Net increase	156,473	1,554,033	189,840	1,894,306

Class R5 shares

Subscriptions	3,835,310	38,058,924	5,920,856	58,928,968

Distributions reinvested	20,582	204,354	63,384	631,447

Redemptions	(7,796,996)	(77,527,137)	(4,696,434)	(46,738,957)

Net increase (decrease)	(3,941,104)	(39,263,859)	1,287,806	12,821,458

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	169,688	1,687,475	120,318	1,201,133

Distributions reinvested	3,421	34,036	5,814	58,040

Redemptions	(139,882)	(1,390,721)	(167,034)	(1,667,233)

Net increase (decrease)	33,227	330,790	(40,902)	(408,060)

Class Y shares

Subscriptions	3,263	32,400	2,012,949	20,065,599

Distributions reinvested	6,948	69,073	12,743	126,860

Redemptions	(1,612,035)	(16,015,843)	(356,463)	(3,552,000)

Net increase (decrease)	(1,601,824)	(15,914,370)	1,669,229	16,640,459

Class Z shares

Subscriptions	31,930,517	316,946,573	39,942,509	397,884,622

Distributions reinvested	150,642	1,496,018	331,887	3,306,899

Redemptions	(52,295,140)	(518,711,589)	(64,451,575)	(642,013,653)

Net decrease	(20,213,981)	(200,268,998)	(24,177,179)	(240,822,132)

Total net decrease	(40,916,241)	(406,034,988)	(31,807,814)	(316,973,074)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended March 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.98		$9.98		$10.03		$9.95		$9.94

Income from investment operations:

Net investment income	0.06		0.07		0.08		0.10		0.15

Net realized and unrealized gain (loss)	(0.02)		0.02		(0.06)		0.08		0.03

Total from investment operations	0.04		0.09		0.02		0.18		0.18

Less distributions to shareholders:

Net investment income	(0.05)		(0.09)		(0.07)		(0.10)		(0.17)

Total distributions to shareholders	(0.05)		(0.09)		(0.07)		(0.10)		(0.17)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.97		$9.98		$9.98		$10.03		$9.95

Total return	0.41%		0.86%		0.19%		1.79%		1.78%

Ratios to average net assets(b)

Total gross expenses	0.89%		0.89%		0.89%		0.89%		0.89%

Total net expenses(c)	0.80	%(d)	0.80	%(d)	0.80	%(d)	0.79	%(d)	0.74	%(d)

Net investment income	0.58%		0.75%		0.77%		1.00%		1.53%

Supplemental data

Net assets, end of period (in thousands)	$371,442		$414,188		$479,831		$558,651		$641,835

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.97		$9.98		$10.02		$9.95		$9.93

Income from investment operations:

Net investment income	0.02		0.05		0.05		0.03		0.07

Net realized and unrealized gain (loss)	(0.01)		0.00	(a)	(0.05)		0.07		0.04

Total from investment operations	0.01		0.05		—		0.10		0.11

Less distributions to shareholders:

Net investment income	(0.02)		(0.06)		(0.04)		(0.03)		(0.09)

Total distributions to shareholders	(0.02)		(0.06)		(0.04)		(0.03)		(0.09)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.96		$9.97		$9.98		$10.02		$9.95

Total return	0.10%		0.45%		(0.01%)		0.98%		1.12%

Ratios to average net assets(b)

Total gross expenses	1.64%		1.64%		1.64%		1.64%		1.65%

Total net expenses(c)	1.10	%(d)	1.10	%(d)	1.10	%(d)	1.49	%(d)	1.49	%(d)

Net investment income	0.23%		0.46%		0.47%		0.32%		0.75%

Supplemental data

Net assets, end of period (in thousands)	$1,377		$3,431		$6,120		$11,495		$19,697

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.97		$9.98		$10.02		$9.94		$9.93

Income from investment operations:

Net investment income	(0.00	)(a)	0.02		0.05		0.07		0.13

Net realized and unrealized gain (loss)	(0.02)		0.01		(0.05)		0.08		0.02

Total from investment operations	(0.02)		0.03		—		0.15		0.15

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.04)		(0.04)		(0.07)		(0.14)

Total distributions to shareholders	(0.00	)(a)	(0.04)		(0.04)		(0.07)		(0.14)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.95		$9.97		$9.98		$10.02		$9.94

Total return	(0.19%)		0.25%		(0.02%)		1.47%		1.48%

Ratios to average net assets(b)

Total gross expenses	1.64%		1.64%		1.64%		1.64%		1.62%

Total net expenses(c)	1.40	%(d)	1.30	%(d)	1.11	%(d)	1.10	%(d)	1.04	%(d)

Net investment income (loss)	(0.02%)		0.25%		0.46%		0.69%		1.30%

Supplemental data

Net assets, end of period (in thousands)	$72,602		$75,284		$88,042		$112,124		$129,511

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.96	$9.97	$10.01	$9.93	$9.93

Income from investment operations:

Net investment income	0.10	0.11	0.12	0.10	0.18

Net realized and unrealized gain (loss)	(0.02)	0.01	(0.05)	0.11	0.02

Total from investment operations	0.08	0.12	0.07	0.21	0.20

Less distributions to shareholders:

Net investment income	(0.09)	(0.13)	(0.11)	(0.13)	(0.20)

Total distributions to shareholders	(0.09)	(0.13)	(0.11)	(0.13)	(0.20)

Proceeds from regulatory settlements	—	—	—	—	0.00	(a)

Net asset value, end of period	$9.95	$9.96	$9.97	$10.01	$9.93

Total return	0.81%	1.16%	0.69%	2.15%	1.99%

Ratios to average net assets(b)

Total gross expenses	0.44%	0.44%	0.44%	0.46%	0.44%

Total net expenses(c)	0.39%	0.40%	0.41%	0.42%	0.44	%(d)

Net investment income	0.96%	1.14%	1.17%	1.06%	1.80%

Supplemental data

Net assets, end of period (in thousands)	$335,299	$442,260	$468,126	$308,394	$2,706

Portfolio turnover	73%	60%	81%	102%	76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.96	$9.96	$10.01	$9.93	$9.92

Income from investment operations:

Net investment income	0.07	0.08	0.09	0.11	0.14

Net realized and unrealized gain (loss)	(0.02)	0.02	(0.06)	0.08	0.04

Total from investment operations	0.05	0.10	0.03	0.19	0.18

Less distributions to shareholders:

Net investment income	(0.06)	(0.10)	(0.08)	(0.11)	(0.17)

Total distributions to shareholders	(0.06)	(0.10)	(0.08)	(0.11)	(0.17)

Proceeds from regulatory settlements	—	—	—	—	0.00	(a)

Net asset value, end of period	$9.95	$9.96	$9.96	$10.01	$9.93

Total return	0.51%	0.96%	0.29%	1.87%	1.83%

Ratios to average net assets(b)

Total gross expenses	0.74%	0.74%	0.74%	0.72%	0.75%

Total net expenses(c)	0.69%	0.70%	0.71%	0.70%	0.75	%(d)

Net investment income	0.70%	0.84%	0.87%	1.10%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$3,577	$3,063	$3,220	$3,391	$4,205

Portfolio turnover	73%	60%	81%	102%	76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.98		$9.99		$10.03		$9.96		$9.94

Income from investment operations:

Net investment income	0.03		0.05		0.05		0.07		0.12

Net realized and unrealized gain (loss)	(0.01)		0.00	(a)	(0.05)		0.07		0.04

Total from investment operations	0.02		0.05		—		0.14		0.16

Less distributions to shareholders:

Net investment income	(0.03)		(0.06)		(0.04)		(0.07)		(0.14)

Total distributions to shareholders	(0.03)		(0.06)		(0.04)		(0.07)		(0.14)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.97		$9.98		$9.99		$10.03		$9.96

Total return	0.16%		0.50%		0.04%		1.43%		1.60%

Ratios to average net assets(b)

Total gross expenses	1.14%		1.14%		1.14%		1.14%		1.15%

Total net expenses(c)	1.05	%(d)	1.05	%(d)	1.05	%(d)	1.04	%(d)	0.99	%(d)

Net investment income	0.32%		0.50%		0.52%		0.72%		1.22%

Supplemental data

Net assets, end of period (in thousands)	$3,380		$3,373		$3,838		$4,691		$3,594

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.97		$9.97		$10.01		$10.01

Income from investment operations:

Net investment income	0.08		0.10		0.10		0.06

Net realized and unrealized gain (loss)	(0.01)		0.01		(0.05)		(0.02	)(b)

Total from investment operations	0.07		0.11		0.05		0.04

Less distributions to shareholders:

Net investment income	(0.08)		(0.11)		(0.09)		(0.04)

Total distributions to shareholders	(0.08)		(0.11)		(0.09)		(0.04)

Net asset value, end of period	$9.96		$9.97		$9.97		$10.01

Total return	0.66%		1.11%		0.54%		0.36%

Ratios to average net assets(c)

Total gross expenses	0.64%		0.64%		0.64%		0.73	%(d)

Total net expenses(e)	0.55	%(f)	0.55	%(f)	0.55	%(f)	0.56	%(d)

Net investment income	0.82%		0.98%		1.03%		1.97	%(d)

Supplemental data

Net assets, end of period (in thousands)	$10,494		$8,945		$7,056		$194

Portfolio turnover	73%		60%		81%		102%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	31

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.96	$9.97	$10.01	$10.01

Income from investment operations:

Net investment income	0.09	0.11	0.11	0.04

Net realized and unrealized gain (loss)	(0.01)	0.00 (b)	(0.05)	0.00	(b)

Total from investment operations	0.08	0.11	0.06	0.04

Less distributions to shareholders:

Net investment income	(0.09)	(0.12)	(0.10)	(0.04)

Total distributions to shareholders	(0.09)	(0.12)	(0.10)	(0.04)

Net asset value, end of period	$9.95	$9.96	$9.97	$10.01

Total return	0.76%	1.11%	0.64%	0.40%

Ratios to average net assets(c)

Total gross expenses	0.49%	0.49%	0.49%	0.51	%(d)

Total net expenses(e)	0.44%	0.45%	0.46%	0.46	%(d)

Net investment income	0.89%	1.09%	1.13%	1.13	%(d)

Supplemental data

Net assets, end of period (in thousands)	$14,242	$53,516	$40,717	$25,258

Portfolio turnover	73%	60%	81%	102%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.98		$9.99		$10.03		$9.96		$9.94

Income from investment operations:

Net investment income	0.06		0.07		0.08		0.08		0.15

Net realized and unrealized gain (loss)	(0.02)		0.01		(0.05)		0.09		0.04

Total from investment operations	0.04		0.08		0.03		0.17		0.19

Less distributions to shareholders:

Net investment income	(0.05)		(0.09)		(0.07)		(0.10)		(0.17)

Total distributions to shareholders	(0.05)		(0.09)		(0.07)		(0.10)		(0.17)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.97		$9.98		$9.99		$10.03		$9.96

Total return	0.41%		0.76%		0.29%		1.69%		1.89%

Ratios to average net assets(b)

Total gross expenses	0.89%		0.89%		0.89%		0.90%		0.90%

Total net expenses(c)	0.80	%(d)	0.80	%(d)	0.81	%(d)	0.81	%(d)	0.74	%(d)

Net investment income	0.58%		0.74%		0.78%		0.82%		1.53%

Supplemental data

Net assets, end of period (in thousands)	$6,922		$6,597		$7,009		$18,092		$8

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	33

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.96	$9.97	$10.01	$9.93	$9.92

Income from investment operations:

Net investment income	0.09	0.11	0.12	0.14	0.19

Net realized and unrealized gain (loss)	(0.01)	0.01	(0.05)	0.07	0.02

Total from investment operations	0.08	0.12	0.07	0.21	0.21

Less distributions to shareholders:

Net investment income	(0.09)	(0.13)	(0.11)	(0.13)	(0.20)

Total distributions to shareholders	(0.09)	(0.13)	(0.11)	(0.13)	(0.20)

Proceeds from regulatory settlements	—	—	—	—	0.00	(a)

Net asset value, end of period	$9.95	$9.96	$9.97	$10.01	$9.93

Total return	0.81%	1.16%	0.69%	2.15%	2.11%

Ratios to average net assets(b)

Total gross expenses	0.44%	0.44%	0.44%	0.45%	0.44%

Total net expenses(c)	0.40%	0.40%	0.41%	0.43%	0.44	%(d)

Net investment income	0.88%	1.06%	1.17%	1.37%	1.93%

Supplemental data

Net assets, end of period (in thousands)	$7,030	$22,996	$6,368	$9,129	$13,707

Portfolio turnover	73%	60%	81%	102%	76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.96		$9.97		$10.01		$9.94		$9.92

Income from investment operations:

Net investment income	0.08		0.10		0.10		0.12		0.18

Net realized and unrealized gain (loss)	(0.02)		0.00	(a)	(0.05)		0.07		0.03

Total from investment operations	0.06		0.10		0.05		0.19		0.21

Less distributions to shareholders:

Net investment income	(0.07)		(0.11)		(0.09)		(0.12)		(0.19)

Total distributions to shareholders	(0.07)		(0.11)		(0.09)		(0.12)		(0.19)

Proceeds from regulatory settlements	—		—		—		—		0.00	(a)

Net asset value, end of period	$9.95		$9.96		$9.97		$10.01		$9.94

Total return	0.66%		1.01%		0.54%		1.94%		2.14%

Ratios to average net assets(b)

Total gross expenses	0.64%		0.64%		0.64%		0.64%		0.62%

Total net expenses(c)	0.55	%(d)	0.55	%(d)	0.55	%(d)	0.53	%(d)	0.49	%(d)

Net investment income	0.82%		1.00%		1.02%		1.25%		1.86%

Supplemental data

Net assets, end of period (in thousands)	$1,093,664		$1,296,171		$1,537,794		$1,829,589		$2,099,898

Portfolio turnover	73%		60%		81%		102%		76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	35

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

Note 1. Organization

Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

36	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a

Annual Report 2016	37

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract

38	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2016:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	56,437	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,286,336
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(680,058)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	174,836,719
Futures contracts — Short	16,070,733

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the

Annual Report 2016	39

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

40	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective August 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2016 was 0.42% of the Fund’s average daily net assets.

Prior to August 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from April 1, 2015 through July 31, 2015, the investment advisory services fee paid to the Investment Manager was $2,586,348, and the administrative services fee paid to the Investment Manager was $459,847.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended March 31, 2016, other expenses paid by the Fund to this company were $4,156.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of

Annual Report 2016	41

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended March 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At March 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $31,200. The liability remaining at March 31, 2016 for non-recurring charges associated with the lease amounted to $17,362 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,687.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B shares so that the distribution fee does not exceed 0.30% annually of the average daily net assets attributable to Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

42	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $85,520 for Class A, $280 for Class B and $4,504 for Class C shares for the year ended March 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	August 1, 2015 Through July 31, 2016	Prior to August 1, 2015
Class A	0.80%	0.80%
Class B	1.55	1.55
Class C	1.55	1.55
Class I	0.39	0.40
Class K	0.69	0.70
Class R	1.05	1.05
Class R4	0.55	0.55
Class R5	0.44	0.45
Class W	0.80	0.80
Class Y	0.39	0.40
Class Z	0.55	0.55

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class B and Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, post-October capital losses, proceeds from regulatory settlements, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$170,961
Accumulated net realized loss	1,729,566
Paid-in capital	(1,900,527)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2016 ($)	Year Ended March 31, 2015 ($)
Ordinary income	14,533,371	26,564,345

Annual Report 2016	43

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,887,203
Capital loss carryforwards	(18,644,660)
Net unrealized depreciation	(8,745,622)

At March 31, 2016, the cost of investments for federal income tax purposes was $1,959,787,893 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,555,476
Unrealized depreciation	(17,301,098)
Net unrealized depreciation	$(8,745,622)

The following capital loss carryforwards, determined at March 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	18,644,660

For the year ended March 31, 2016, $2,589,218 of capital loss carryforward was utilized and $1,900,367 expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2016, the Fund will elect to treat post-October capital losses of $757,517 as arising on April 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,477,278,845 and $1,901,188,397, respectively, for the year ended March 31, 2016, of which $546,834,351 and $730,610,314, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended March 31, 2016.

44	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

Note 8. Significant Risks

Shareholder Concentration Risk

At March 31, 2016, one unaffiliated shareholder of record owned 50.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 32.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016	45

COLUMBIA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of

Columbia Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) at March 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

May 20, 2016

Annual Report 2016	47

COLUMBIA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

48	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum

Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016	49

COLUMBIA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead

Outside Director, Digital Ally, Inc. (digital imaging) since

September 2005; Trustee, Marygrove College (Chair of

Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

50	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family overseen by Board member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972- 2002	118	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	178

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016	51

COLUMBIA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

52	Annual Report 2016

COLUMBIA SHORT TERM BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	53

Columbia Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN222_03_F01_(05/16)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$29,300	$29,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2016 and March 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$3,500	$3,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2016 and March 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$225,000	$325,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2016 and March 31, 2015 are approximately as follows:

2016	2015
$228,900	$328,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 20, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 20, 2016